Exhibit 99.1

Forward Looking Statements
Except for the historical statements and discussions,
w some statements contained in this report constitute
Connecticut Water “forward looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section
21E of the Securities Exchange Act of 1934. These
forward looking statements are based on current
2008 Annual Meeting of expectations and rely on a number of assumptions
Shareholders concerning future events, and are subject to a number of uncertainties and other factors, many of which are
outside our control, that could cause actual results to
differ materially from such statements.

Segment Earnings 2007 Recap 2006 — 2007
Continuing Operations
2007 Revenues — $59 Million EPS
2006 Revenues — $46.9 Million $ 1.06 $1.10
2007 Net Income — $8.8 Million $ 0.81 2006 Net Income — $6.7 Million $0.85 Services & Rentals Real Estate
2007 EPS — $ 1.06 Water Activities $0.60
2006 EPS — $ 0.81
$0.35 2006 2007

2006
Rate Case Summary Year of Transition
• Strategy shift Millions of $ $14.6 $14.1 • 30.2% Increase • Still comprised of 3 segments $15 Requested — Water Activities $12 Phase 2 • 29% Granted $7.0
• Growth through acquisitions $ 9 • 10.125% Return of • Organic customer growth Equity $ 6
• Efficient collection of our costs Phase 1 • Phase-in Response to — Real Estate $ 3 $7.1 Customer Request — Services & Rentals $ 0 Requested Received
• Capitalize on utility model

Earnings Growth Dividend Growth
Using the Regulated Model $0.87
Invest in Water Plant $ $48.00
Capitalize 50% with Debt $ $24.00 $0.85 Capitalize 50% with Equity $ $24.00
(1 share of CTWS) $0.83
10.125%* Regulatory return on equity $ 2.43
* After tax return $0.81 02 03 04 05 06 07

2007 Overview 1-Year Return 12/31/07
45
· Stock Price — $ 24.94 (5/8/08)
35
· Book Value (12/31/07) — $ 11.95
25
· Annualized Dividend — 87¢
15
- 38 years of consecutive dividend increases
5
- 51+ years of dividend payments
-5
· Dividend Yield — 3.6%
-15
SJW WTR YORW AWR CWT ARTNA SWWC PNNW MSEX CTWS

Segment Earnings Total Return in 2007 1st Qtr 2008 EPS $ 0.20 $ 0.18 8% $0.20 7.4% $0.16 6% 5.5% $0.12 Services & Rentals Real Estate 4% $0.08 Water Activities 2% $0.04 1.5% $0.00 0% 2007 2008
CTWS Peer Avg. S&P 500

2008 Stock Price Appreciation Water Touches Everything 5.8% through 5/8/08 We Care About... 10
0
-10
-20
SJW WTR YORW AWR CWT ARTNA SWWC PNNW MS EX CTWS

Water Touches Everything Water Touches Everything
We Care About... We Care About...

Water Touches Everything
Our Strategy...
We Care About...

Customer Strategy Customer Satisfaction 92% • Trust is our Foundation • Product Consumed • Water Quality is critical 88% • Essential Service World Class 85% • Responsiveness & Courtesy 84% Customer • Customer Satisfaction Satisfaction 80% • Measured by CRPP 2006 2007
• One increase in 15 Years — Phase in

Customer Strategy Employee Strategy
· Operational Excellence
· Based on Building Trust
- Reliability & Efficiency
· Team & Service Oriented
· Professionals
- Process Improvement
· EPA Partnership Award
- Over $160M Invested (1991-06)
· Employee Satisfaction
- Honesty, Trust & Respect
- Over $18.5M Invested in 2007
- Communication
- Leadership

Our Strategy Shareholder Strategy
• Consistent Financial Performance
• Strong Dividend Yield
- 3.6% Yield (2007 Best in Industry)
• High Earnings Quality
- Revenues: 90 % Water / 10 % Services & Rentals
- Earnings: 65 — 100 % Water
• Strong Balance Sheet
• Conservative Financial Management

Growth Strategy Investing in Infrastructure — Capital Expenditures • Invest in Water Infrastructure (Millions) $19 — Timely recovery (24 — 36 months) • New Water Infrastructure & Conservation $16 Adjustment $13 • Acquisitions — Water & Wastewater $10 • Expand Services Business $ 7 2004 2005 2006 2007 2008 Est.

2007 Acquisitions Customer Growth
5%
· Birmingham Utilities — Eastern CT
- 2,500 customers
- H2O Services, Inc. (50 contract operations)
- $3.5 million cash for $9 million of rate base
- Closed January 2008 3%
· Avery Heights
- 216 customers
- Closed March 2007
0%
· Hilldale Park 2006 Since 1/1/2007
- 55 customers
- Closed November 2007 Acquisitions System Expansion

Linebacker ® UConn Partnership Service Line Protection
· Management of University’s Water
2007 Systems
2006*
2005
· 2 Year Agreement
2004 - Option for 2 one-year
renewals
20% 25% 30% - Valued at $1.75 M if
Percent of residential extended
customers enrolled
· Build Brand
Renewal Rate * Enrollment fee increased 7.5% in 3rd Q
>90%

Connecticut Water We Serve the...
• S&P Quality Ranking
- Only one of 3 water utilities rated ‘above average’ • Customers
- High dividend yield
• Shareholders
• 38 Years of consecutive dividend increases
• Employees
• 51 Years of Paying Dividends
• Selected as one of America’s Finest Companies
by Staton Institute
- One of 318 Companies (out of 19,000)

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